Exhibit 10.6(d)

THIRD AMENDMENT TO LOAN AND SERVICING AGREEMENT

This Third Amendment to Loan and Servicing Agreement, dated as of August 16, 2021 (this “Amendment”), is among RCC Real Estate SPE Holdings LLC (“Holdings”), RCC Real Estate SPE 9 LLC (the “Borrower”), the Lenders party hereto, and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

1.Reference is made to the Loan and Servicing Agreement dated as of July 31, 2020 (as amended by the First Amendment to Loan and Servicing Agreement, dated as of September 16, 2020, the Second Amendment to Loan and Servicing Agreement, dated as of May 25, 2021, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan and Servicing Agreement”), among Holdings, the Borrower, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent, Massachusetts Mutual Life Insurance Company, as the Facility Servicer, ACRES Capital Servicing LLC, as the Portfolio Asset Servicer, and Wells Fargo Bank, National Association, as the Collateral Custodian.

2.The Borrower currently owns all of the equity interest in Exantas Phili Holdings, LLC (“HGI Sub”) and has pledged its equity interest in HGI Sub to the Administrative Agent, on behalf of the Secured Parties.  HGI Sub has guaranteed to the Secured Parties the payment of the Guaranteed Obligations (under and as defined in the Guaranty, dated as of May 25, 2021, by HGI Sub in favor of the Secured Parties).

3.The Borrower intends to enter into the Purchase and Sale Agreement, dated as of August 16, 2021, pursuant to which the Borrower will sell 74% of its equity interest in HGI Sub to Acres Real Estate TRS 9 LLC (the “Specified Transaction”).  The Specified Transaction is prohibited under the terms of the Loan and Servicing Agreement.

4.The Borrower has requested that the Lenders and the Administrative Agent (i) amend the Loan and Servicing Agreement as set forth herein and (ii) consent to the Specified Transaction and, subject to the terms and conditions set forth in this Amendment, the Lenders and the Administrative Agent agree to such request.

AGREEMENT:

In consideration of the foregoing and the mutual agreements contained in this Amendment, the receipt and sufficiency of which are acknowledged, the parties to this Amendment hereby agree as follows:

1.Definitions.  Capitalized terms used in this Amendment and not otherwise defined have the meanings set forth for such terms in the Loan and Servicing Agreement.

2.Consent.   Notwithstanding anything to the contrary in the Loan and Servicing Agreement, and in reliance on the representations and warranties, covenants and conditions set forth herein, the Lenders and the Administrative Agent hereby consent to the Specified Transaction.  The foregoing consent is limited to the Specified Transaction and shall not be deemed to be a consent to any future action, including the transfer of any other Collateral, Pledged Equity, or Portfolio Assets.  The Lenders hereby direct the Administrative Agent to execute and deliver (i) this Third Amendment and (ii) any Pledge and

Guaranty Agreement and any Subordination Agreement, each as defined in and as required under the Loan and Servicing Agreement, as amended, as determined by the Initial Lender in their sole discretion.

3.Amendments to the Loan and Servicing Agreement.

(a)Section 1.01 of the Loan and Servicing Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Appraised Value” means, with respect to any real estate owned real property, the appraised value of the property as set forth in the most recently conducted appraisal conducted by an independent appraiser of national reputation with experience appraising similar real estate owned real property reasonably approved by the Initial Lender.

“HGI Sub” means Exantas Phili Holdings, LLC.

“Pledge and Guaranty Agreement” means any Pledge and Guaranty Agreement between any TRS Subsidiary in favor of the Secured Parties, in form and substance similar to the Pledge and Guaranty Agreement, dated as of August 16, 2021, by Acres Real Estate TRS 9 LLC in favor of the Secured Parties.

“Subordination Agreement” means any Subordination Agreement between Acres Realty Funding Inc. (or an Affiliate thereof acceptable to the Initial Lender) and the Administrative Agent, in form and substance similar to the Subordination Agreement, dated as of August 16, 2021, by Acres Realty Funding Inc. and the Administrative Agent.

“Third Amendment Effective Date” means August 16, 2021.

“TRS” means Exantas Real Estate TRS Inc.

“TRS Subsidiary” means any wholly owned subsidiary of TRS that jointly owns with the Borrower any Permitted REO Subsidiary as permitted under Sections 4.01(n) and 5.02(b), including Acres Real Estate TRS 9 LLC.

(b)Section 1.01 of the Loan and Servicing Agreement is hereby amended by amending and restating the following definition in its entirety to read as follows:

“Borrowing Base” means, as of any date of determination, an amount equal to the sum of (a) with respect to each Eligible Portfolio Asset that is an Initial Portfolio Asset, an amount equal to the product of (i) the advance rate set forth on Schedule I for such Eligible Portfolio Asset and (ii) the most recent Value for such Eligible Portfolio Assets as of such date, (b) with respect to each Eligible Portfolio Asset that is not an Initial Portfolio Asset, an amount equal to the product of (i) the advance rate for such Eligible Portfolio Asset as determined by the Initial Lender under Section 3.04(b) and (ii) the most recent Value for such Eligible Portfolio Asset as of such date, (c) with respect to the real estate owned real property related to Hilton Garden Inn, Philadelphia, an amount equal to the lesser of (i) $10,150,000 and (ii) the product of (A) 26.8% and (ii) the Appraised Value for such Eligible Portfolio Asset as in effect at such time as determined in accordance with the Valuation Policy, and (d) with respect to any other real estate owned real property other than as described in clause (c) above, an amount equal to the product of (i) a percentage to be determined by the Initial Lender in its sole discretion and (ii) the Appraised Value of such Eligible Portfolio Asset as of a date determined by the Initial Lender in their sole discretion and as determined in accordance with the Valuation Policy.

“Change of Control” is deemed to have occurred if (a) the Sponsor fails to own all of the limited liability company interests in Holdings, directly or indirectly, through one or more wholly owned subsidiaries, (b) the Sponsor fails to own all of the equity interest in each TRS Subsidiary, (c) Holdings fails to own all of the limited liability company interests in the Borrower, directly, (d) ACRES Capital Corp., a Delaware corporation, or a wholly owned Subsidiary thereof, fails to be engaged as the manager for the Sponsor or (e) the Borrower, either directly or collectively with a TRS Subsidiary, fails to own all of the Equity Interest in each Permitted REO Subsidiary, as applicable.

“Permitted REO Subsidiary” means (i) any wholly owned Subsidiary of Borrower or (ii) any subsidiary owned jointly by the Borrower and a TRS Subsidiary, in each case as permitted under Sections 4.01(n) and 5.02(b), as applicable.

“Pledged Equity” (i) with respect to the equity of the Borrower, has the meaning assigned to that term in Section 2.09(b) and (ii) with respect to the equity of any Permitted REO Subsidiary, (a) all investment property and general intangibles consisting of the ownership, equity or other similar interests in the such entity, including such entity’s limited liability company interests; (b) all certificates, instruments, writings and securities evidencing the foregoing; (c) the operating agreement and other organizational documents of such entity and all options or other rights to acquire any membership or other interests under such operating agreement or other organizational documents; (d) all dividends, distributions, capital, profits and surplus and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing; (e) all books, records and other written, electronic or other documentation in whatever form maintained now or hereafter by or for the Borrower or any TRS Subsidiary, as applicable in connection with, and relating to, the ownership of, or evidencing or containing information relating to, the foregoing; and (f) all proceeds, supporting obligations and products of any of the foregoing.

“Sponsor” means Acres Capital Corp.

“Transaction Documents” means this Agreement, any Note, the Account Control Agreement, the Fee Letters, each Assignment and Assumption Agreement, each Participation Agreement, the Custodial and Account Control Agreements, the Guaranty Agreement, each Permitted REO Sub Guaranty Agreement, each Pledge and Guaranty Agreement, each Subordination Agreement and each agreement, instrument, certificate or other document related to any of the foregoing.

(c)Section 4.01(n) of the Loan and Servicing Agreement is hereby amended and restated in its entirety to read as follows:

(n)	No Subsidiaries.
(i)

The Borrower does not own or hold the equity interests in any other Person other than any wholly owned Subsidiary (or any subsidiary jointly owned with any TRS Subsidiary permitted by Section 5.02) that (A) has been approved in writing by the Initial Lender in its sole discretion, (B) has delivered to the Initial Lender (1) a Permitted

REO Sub Guaranty Agreement executed by such Subsidiary and (2) such Subsidiary’s limited liability company agreement, which is substantially in the form of HGI Sub’s limited liability company agreement, (C) Borrower has delivered to the Administrative Agent the certificated Pledged Equity of such Subsidiary and the related assignment, duly executed in blank and (D) has agreed (which agreement will be set forth in the applicable Permitted REO Sub Guaranty Agreement) that if the Borrower or such Subsidiary elects to exercise remedies with respect to any Portfolio Asset that is a loan interest or loan participation interest, then (unless otherwise agreed by the Initial Lender) no later than the earlier to occur of (1) the date of any foreclosure sale or the date on which the Borrower or such Subsidiary accepts a deed-in-lieu of foreclosure with respect to any such Portfolio Asset and (2) the date that is 60 days after the date the Borrower or such Subsidiary commences enforcement remedies for such Portfolio Asset, such Subsidiary shall, at its expense, execute and deliver to the Administrative Agent mortgage documents in a form and substance reasonably acceptable to the Initial Lender, in its sole discretion, and sufficient to document a first priority mortgage lien in favor of the Administrative Agent, for the benefit of the Secured Parties, on the real property subject to such foreclosure sale, deed-in-lieu of foreclosure or enforcement remedies.

(ii)	Holdings does not own or hold the equity interest in any other Person other than Borrower.

(d)Section 5.02(b) of the Loan and Servicing Agreement is hereby amended by adding the following sentence:

Notwithstanding the foregoing, with the prior written approval of the Initial Lender in its sole discretion, the Borrower may transfer a portion of the Pledged Equity to any TRS Subsidiary so long as (1) such TRS Subsidiary is a special purpose entity formed pursuant to limited liability company agreement substantially in the form of Acres Real Estate TRS 9 LLC’s limited liability company agreement, (2) such TRS Subsidiary enters into a Pledge and Guaranty Agreement, (3) such TRS Subsidiary has delivered to the Initial Lender financing statements describing the Collateral and the Pledged Equity and naming such TRS Subsidiary as debtor and the Administrative Agent, on behalf of the Secured Parties, as secured party and other, similar instruments or documents, as may be necessary or, in the opinion of the Administrative Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Administrative Agent’s, on behalf of the Secured Parties, interests in the Collateral and such Pledged Equity, (4) such TRS Subsidiary has delivered to the Administrative Agent the certificated equity of the Permitted REO Subsidiary representing the membership interest of such Permitted REO Subsidiary acquired from the Borrower, and the related assignment duly executed in blank, and (5) such TRS Subsidiary has delivered to the Initial Lender any other documents as the Initial Lender or Administrative Agent may require in connection therewith, including a Subordination Agreement if applicable and opinions of counsel to the Loan Parties or such TRS Subsidiary, reasonably acceptable to the Initial Lender and the Administrative Agent.

(e)Sections 6.01(d), (e), (f), (g) and (i) of the Loan and Servicing Agreement are hereby amended and restated in their entirety to read as follows, respectively:

(d)	the occurrence of a Bankruptcy Event relating to the Borrower, Holdings, any TRS Subsidiary or any Permitted REO Subsidiary;

(e)

the rendering of one or more final judgments, decrees or orders by a court or arbitrator of competent jurisdiction against the Borrower, Holdings, any TRS Subsidiary or any Permitted REO Subsidiary for the payment of money in excess of $5,000,000 in the aggregate (unless such judgment is covered by third party insurance as to which the insurer has been notified of such judgment, decree or order and has not denied or failed to acknowledge coverage) where the Borrower, Holdings, such TRS Subsidiary or such Permitted REO Subsidiary, as applicable, shall not have either (i) discharged or provided for the discharge of any such judgment, decree or order in accordance with its terms within 60 days or (ii) perfected a timely appeal, decree or order and caused the execution of the same to be stayed during the pendency of the appeal;

(f)

(i) the breach by a Loan Party of the covenants set forth in Sections 5.01(c) (with respect to existence only), (d), (e), (f), (g), (h), (i), (o), (p) and (q), (ii) any failure on the part of a Loan Party to observe or perform any covenants or agreements of the Loan Parties set forth in Section 5.02, or (iii) the breach by any TRS Subsidiary or any Permitted REO Subsidiary of the covenants set forth in any Transaction Document to which such TRS Subsidiary or such Permitted REO Subsidiary is a party;

(g)

(i) any Transaction Document, or any Lien or security interest granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower, Holdings, any TRS Subsidiary or any Permitted REO Subsidiary, as applicable; provided that, there shall be no Event of Default under this clause (g)(i) to the extent such Event of Default arises solely from the action (or inaction) of the Account Bank, the Collateral Custodian, the Administrative Agent, the Facility Servicer or a Lender, (ii) the Borrower, Holdings, any TRS Subsidiary, any Permitted REO Subsidiary, the Sponsor or any of their Affiliates shall, directly or indirectly, contest in writing in any manner the effectiveness, validity, binding nature or enforceability of any Transaction Document or any Lien or security interest thereunder or (iii) any security interest securing any obligation under any Transaction Document shall, in whole or in part, cease to be a first priority perfected security interest (subject to Permitted Liens) except as otherwise expressly permitted to be released in accordance with the applicable Transaction Document; provided that there shall be no Event of Default under this clause (g)(iii) to the extent such Event of Default arises from the action (or inaction) of the Account Bank, the Collateral Custodian, the Administrative Agent, the Facility Servicer or a Lender;

(i)

any representation, warranty or certification made by the Borrower, Holdings, any TRS Subsidiary or any Permitted REO Subsidiary in any Transaction Document or in any agreement, instrument, certificate or other document delivered pursuant to any Transaction Document shall prove to have been incorrect in any material respect when made;

4.Representations and Warranties.  Each Loan Party hereby represents and warrants to the Lenders as follows:

(a)Such Loan Party (i) has the power, authority and legal right to (A) execute and deliver this Amendment and the Loan and Servicing Agreement, as amended, and (B) perform and carry out the terms of this Amendment and the Loan and Servicing Agreement, as amended, and the transactions contemplated hereby and thereby and (ii) has taken all necessary action to  authorize the execution, delivery and performance of this Amendment.  This Amendment has been duly executed and delivered by such Loan Party.

(b)This Amendment and the Loan and Servicing Agreement, as amended, each constitute the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by Bankruptcy Laws and by general principles of equity.

(c)The representations and warranties of such Loan Party contained in the Loan and Servicing Agreement are true and correct in all material respects as of the date hereof (or, in the case of any such representation expressly stated to have been made as of a specific date, as of such specific date).

(d)As of the date hereof, after giving effect to this Amendment, no event has occurred or is continuing which constitutes an Unmatured Event of Default, Event of Default or Cash Trap Event.

5.Effectiveness.  This Amendment is effective on and as of the date when the last of the following conditions precedent has been satisfied in a manner satisfactory to the Initial Lender:

(a)This Amendment has been duly executed by, and delivered to, the parties hereto.

(b)A Pledge and Guaranty Agreement has been duly executed by Acres Real Estate TRS 9 LLC and the Administrative Agent and delivered to the Initial Lender.

(c)A Financing statement describing the Collateral and Pledged Equity naming TRS Subsidiary as debtor and the Administrative Agent, on behalf of the Secured Parties, as secured party and other, similar instruments or documents, as may be necessary or, in the opinion of the Administrative Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Administrative Agent’s, on behalf of the Secured Parties, interests in the Collateral and the Pledged Equity have been delivered to the Initial Lender.

(d)A Subordination Agreement has been duly executed by Acres Realty Funding Inc. and the Administrative Agent and delivered to the Initial Lender and a copy of the Subordinated Promissory Note executed by Acres Real Estate TRS 9 LLC in favor of Acres Realty Funding Inc. has been delivered to the Initial Lender.

(e)The Limited Liability Company Agreement of Acres Real Estate TRS 9 LLC has been duly executed and delivered to the Initial Lender.

(f)(i) Acres Real Estate TRS 9 LLC has delivered to the Administrative Agent the certificated equity of HGI Sub, representing 74% of the membership interest of HGI Sub, and the related assignment duly executed in blank and (ii) the Borrower has delivered to the Administrative Agent the certificated equity of HGI Sub, representing 26% of the membership interest of HGI Sub, and the related assignment duly executed in blank.

(g)An opinion of counsel to the Loan Parties and Acres Real Estate TRS 9 LLC, reasonably acceptable to the Initial Lender and the Administrative Agent and addressed to the Administrative Agent, the Collateral Custodian and the Lenders, has been delivered to the Initial Lender.

(h)The representations and warranties contained in Section 4 are true and correct.

(i)All fees that are required to be paid hereunder or under the Loan and Servicing Agreement have been paid in full.

6.Reaffirmations.  Each Loan Party reaffirms all covenants set forth in the Loan and Servicing Agreement and the other Transaction Documents.  Except as specifically provided herein, all terms and conditions of the Loan and Servicing Agreement remain in full force and effect, without waiver or modification.  This Amendment and the Loan and Servicing Agreement are to be read together as one document.  From and after the date hereof, each reference in the Loan and Servicing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Loan and Servicing Agreement or any other Transaction Document to the Loan and Servicing Agreement or to any term, condition or provision contained “thereunder,” “thereof,” “therein” or words of like import, means and are a reference to the Loan and Servicing Agreement (or such term, condition or provision, as applicable) as amended, restated, supplemented or otherwise modified by this Amendment.

7.Successors and Assigns.  This Amendment is binding upon each party hereto and their respective successors and assign, and inures to the sole benefit of such party and its respective successors and assigns.  Neither the Borrower nor Holdings has the right to assign their respective rights or delegate their respective duties under this Amendment.

8.Costs, Expenses and Taxes.  The Borrower and Holdings affirm and acknowledge that Section 11.07 of the Loan and Servicing Agreement applies to this Amendment and the transactions and agreements and documents contemplated under this Amendment.

9.Governing Law; Severability.  This Amendment shall be governed by the laws of the State of New York.  Wherever possible, each provision of this Amendment will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is prohibited by or invalid under such law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

10.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by e-mail in portable document format (.pdf) or facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

The parties have caused this Amendment to be executed as of the date first above written.

The Borrower

RCC REAL ESTATE SPE 9 LLC

By:	/s/ Mark Fogel
Name:	Mark Fogel
Title:	President

Holdings

RCC REAL ESTATE SPE HOLDINGS LLC

By:	/s/ Mark Fogel
Name:	Mark Fogel
Title:	President

[Signature Page – Third Amendment to Loan and Servicing Agreement]

Lenders

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Andrew C. Dickey
Name:	Andrew C. Dickey
Title:	Head of Alternative and Private Equity

[Signature Page – Third Amendment to Loan and Servicing Agreement]

Administrative Agent

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Linda Lopez
Name:	Linda Lopez
Title:	Assistant Vice President

Acknowledged by:

Collateral Custodian

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Custodian

By:	/s/ Melissa G. Vang
Name:	Melissa G. Vang
Title:	Assistant Vice President

[Signature Page – Third Amendment to Loan and Servicing Agreement]